THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND WILL BE OFFERED AND SOLD BY THE COMPANY IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE LAW BY VIRTUE OF THE COMPANY'S INTENDED COMPLIANCE WITH THE PROVISIONS OF
SECTION 4(2) AND/OR REGULATION S PROMULGATED UNDER THE ACT. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          CAP LINE CONVERSION AGREEMENT

         This CAP Line Conversion Agreement ("Agreement") is made and entered into as of the 20th day of November, 2003 by and between BriteSmile, Inc., a Utah corporation ("BriteSmile" or the "Company"), and LCO Investments Limited, a Guernsey corporation ("LCO").

A. On December 13, 2001, BriteSmile International Limited, an Irish Company ("BSML International"), and CAP Advisers Limited ("CAP"), an English company, entered into a Credit and Security Agreement, as amended by a March 8, 2002 Supplement, a July 22, 2002 Supplement, and a January 9, 2003 Supplement (the "Credit Agreement").

B. Effective as of the date hereof, CAP has assigned all of its rights and obligations under the Credit Agreement to LCO, and LCO has assumed all such rights and obligations.

C. Effective as of the date hereof, BSML International has assigned all of its rights and obligations under the Credit Agreement to BriteSmile, and BriteSmile has assumed all such rights and obligations.

D. Accordingly, as of the date hereof, the Company owes LCO accrued principal and interest under the Credit Agreement in the amount of $6,500,000 (the "Obligation");

E. The Company wishes to discharge the Obligation and to cancel and terminate the Credit Agreement by issuing to LCO shares of the Company's common stock par value $.001 per share ("Common Stock"), and LCO wishes to accept such shares of Common Stock in satisfaction of the Obligation; and

F. In consideration of LCO's agreement to accept such shares in satisfaction of the Obligation, the Company has authorized the issuance to LCO of the number of shares of Common Stock referred to below;

         NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and other valuable consideration, the receipt of which is hereby acknowledged, the parties covenant and agree as follows:

1. Satisfaction of Obligation; Termination of Credit Agreement; and Stock Purchase. The Company and LCO agree that the amount of the Obligation that remains unpaid under the Credit Agreement as of the date hereof is

         $6,500,000. The Company and LCO agree that the Obligation shall be deemed discharged and paid in full by the issuance by the Company to LCO of such number of shares of Common Stock (the "Shares") as have a value, based on the higher of (i) $31.75 per share or (ii) the closing sale price of Common Stock as quoted on NASDAQ on the effective date of this Agreement, equal to $6,500,000. Upon receipt of the Shares, the Obligation shall be deemed satisfied in full, and the Credit Agreement shall be cancelled and terminated and shall be of no further force or effect. Notwithstanding anything to the contrary in this Agreement, the shares of Common Stock that may be issued under this Section 1, together with the shares of Common Stock that may be issued under that certain Receivable Conversion Agreement between the Company and Excimer Vision Leasing L.P., a Delaware limited partnership, dated of even date herewith, shall under no circumstances (A) in the aggregate equal or exceed in number 10% of the number of shares of Common Stock outstanding immediately before such issuances or (B) represent 10% or more of the voting power of the shares of BriteSmile Common Stock outstanding immediately before such issuances. If the number of Shares otherwise issuable to LCO pursuant to this Section 1 is limited by the foregoing provision, then (A) the portion of the Obligation in excess of the value of the Shares actually issued (based on the higher of (i) $31.75 per share or (ii) the closing sale price of Common Stock on Nasdaq on the effective date of this Agreement) shall remain due and payable in cash by BriteSmile pursuant to this Agreement, and (B) the portion of the Obligation deemed cancelled by the issuance of such Shares shall be first applied to any interest included therein.

2. Registration Rights. The Shares shall be subject to certain registration rights, as provided in that certain Registration Rights Agreement dated as of May 9, 2003 (the "Registration Rights Agreement"), between LCO and the Company, a copy of which is attached hereto as Exhibit "B". The Registration Rights Agreement is hereby amended to include the Shares as registrable securities under Sections 1 and 2 thereof. (Such Registration Rights Agreement, as amended hereby, together with this Agreement constitute the "Transaction Documents").

3. Closing. The cancellation by LCO of the Company's Obligation the issuance of the Shares and delivery of the Registration Rights Agreement by BriteSmile shall be deemed to be the completion of the transactions contemplated by this Agreement ("Closing"). Closing shall occur concurrently with the execution of this Agreement, effective as of the date hereof, or on such later date as the parties may hereafter agree (the "Closing Date").

4. Representations and Warranties of LCO. LCO hereby represents and warrants to the Company and its agents and attorneys as follows:

4.1.     Investor Status. LCO is an "accredited investor" within the meaning of
         Section 501(a) of Regulation D under the Act, or is not a "U.S. Person" as that term is defined under Rule 902(o)(1) of Regulation S under the Act.

4.2. Liquidity. LCO has adequate means of providing for its current needs and contingencies and has no need for liquidity in its investment in the Company or for a source of income from the Company. LCO is capable of bearing the economic risk and the burden of the investment contemplated by this Agreement, including, but not limited to, the possibility of the complete loss of the value of the Shares, and the limited transferability of the Shares, which may make the liquidation of the Shares impossible in the near future.

4.3. Organization, Standing, Authorization. LCO is duly organized, validly existing, and in good standing under the laws of Guernsey, and has the requisite power and authority to enter into this Agreement, acquire the Shares, and execute and deliver any documents or instruments in connection with this Agreement. The execution and delivery of this Agreement, and all other documents and instruments executed by LCO in connection with any of the transactions contemplated by this Agreement, have been duly authorized by all required action of LCO. The person executing, on LCO's behalf, this Agreement and any other documents or instruments executed by LCO in connection with this Agreement is duly authorized to do so.

4.4. Absence of Conflicts. LCO represents and warrants that the execution and delivery of this Agreement and any other document or instrument executed in connection with this Agreement, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on LCO, or the provision of any indenture, instrument or agreement to which LCO is a party or is subject, or by which LCO or any of its properties is bound, or conflict with or constitute a material default thereunder, or result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by LCO to any third party, or require the approval of any third-party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which LCO is subject or to which any of its properties, operations or management may be subject.

4.5. Sole Party in Interest. LCO represents that it is the sole and true party in interest, and no other person or entity has or will have upon the issuance of the Shares beneficial ownership interest in the Shares or any portion thereof, whether direct or indirect (excluding any contractual right to payments based on the value of such Shares), other than the equity holders or beneficiaries of LCO or as set forth on LCO's or such equity holders' or beneficiaries' Reports on Schedule 13D or Forms 4 with respect to the Shares.

4.6. Investment Purpose. LCO represents that it is acquiring the Shares for its own account and for investment purposes and not for the account or benefit of any other person or entity or for or with a view to resale or distribution.

4.7. Knowledge and Experience. LCO is experienced in evaluating and making speculative investments, and has the capacity to protect LCO's interests in connection with the acquisition of the Shares. LCO has such knowledge and experience in financial and business matters in general, and investments in the Company in particular, that LCO is capable of evaluating the merits and risks of LCO's investment in the Company.

4.8. Disclosure, Access to Information. LCO confirms that it has received, read, and understands this Agreement, and that all documents, records, books and other information pertaining to LCO's investment in the Company requested by LCO have been made available for inspection and copying and that there are no additional materials or documents that have been requested by LCO that have not been made available by the

         Company. LCO further acknowledges that Anthony Pilaro is a director and executive officer of the Company. LCO acknowledges that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and LCO has reviewed or received copies of any and all such reports that have been filed by the Company with the SEC to date.

4.9. Exclusive Reliance on this Agreement. In making the decision to purchase the Shares, LCO has relied exclusively upon information included in this Agreement or incorporated herein by reference, and not on any other representations, promises or information, whether written or verbal, by any person.

4.10. Advice of Counsel. LCO understands the terms and conditions of this Agreement, has investigated all issues to LCO's satisfaction, has consulted with such of LCO's own legal counsel or other advisors as LCO deems necessary, and is not relying, and has not relied on the Company, for an explanation of the terms or conditions of this Agreement or any document or instrument related to the transactions contemplated thereby.

4.11. No Representations. None of the following has ever been represented, guaranteed, or warranted to LCO by the Company or any of its employees, agents, representatives or affiliates, or any broker or any other person, expressly or by implication:

(a) The approximate or exact length of time that LCO will be required to remain as owner of the Shares; or

(b) The percentage of profit or amount of or type of consideration, profit or loss (including tax write-offs or other tax benefits) to be realized, if any, as a result of an investment in the Shares.

4.12. Federal Tax Matters. LCO has reviewed and understands the federal income tax aspects of its purchase of the Shares, and has received such advice in this regard as LCO deems necessary from qualified sources such as attorneys, tax advisors or accountants, and is not relying on any representative or employee of the Company for such advice.

5. Certain Risk Factors. LCO has been informed about and fully understands that there are risks associated with an investment in the Company, including those disclosed in documents incorporated herein by reference.

6. Manner of Sale. At no time was LCO presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

7. Restricted Securities. LCO understands and acknowledges that the Shares have not been registered under the Act, or any state securities laws, and that they will be issued in reliance upon certain exemptions from the registration requirements of those laws, and thus cannot be resold unless they are registered under the Act or unless the Company has first received an opinion of competent securities counsel that registration is not required for such resale. LCO agrees that it will not resell any Shares unless such resale transaction is in accordance with Regulation S and/or Rule 144 under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration. With regard to the restrictions on resales of the Shares, LCO is aware (i) of the limitations and applicability of Securities and Exchange Commission Rule 144, (ii) that the Company will issue stop transfer orders to its stock transfer agent in the event of attempts to improperly transfer any such securities; and (iii) that a restrictive legend will be placed on certificates representing the Shares and any security underlying or into which any of the Shares are or will be convertible, which legend will read substantially as follows:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS AND THEREFORE HAVE NOT BEEN REGISTERED UNDER THE ACT OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT COMPLIANCE WITH THE PROVISIONS OF REGULATION S OR, IF APPLICABLE, RULE 144 UNDER THE ACT, COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF THE ACT OR APPLICABLE STATE LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. THE COMPANY WILL INSTRUCT ITS STOCK TRANSFER AGENT NOT TO RECOGNIZE ANY SALE OF THESE SECURITIES UNLESS SUCH SALE IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR THE COMPANY HAS FIRST RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS SECURITIES COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

8. Representations and Warranties of the Company. The Company hereby represents and warrants to LCO as follows:

8.1. Organization, Standing, Etc. The Company is duly organized, validly existing, and in good standing under the laws of the State of Utah, and has the requisite power and authority to enter into and perform this Agreement and to execute and perform under the documents, instruments and agreements related to this Agreement.

8.2. Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all required action of the Company, and each of the Transaction Documents and all instruments and agreements to be delivered in connection therewith constitute its legal, valid and binding obligation, enforceable against the Company in accordance with their respective terms, subject to laws of general application relating to the rights of creditors generally. The Company shall timely comply with any notice filing, approval or ratification requirements under the rules and regulations of Nasdaq relating to the issuance of the Shares, or the Company shall secure a waiver from Nasdaq of any applicable Nasdaq filing or approval requirements. Without limiting the generality of the foregoing, the Company shall file the Notification Form: Change in the Number of Shares Outstanding, no later than 10 days after the Closing Date, as required by Nasdaq Marketplace Rule 4310(17)(24).

8.3. Due Issuance. When issued and delivered pursuant to the terms of this Agreement, the Shares will be duly authorized, validly issued, fully paid and nonassessable, free of all preemptive rights and shall be Registrable Securities as such term is defined in the Registration Rights Agreement.

8.4. Absence of Conflicts. Neither the execution and delivery of the Transaction Documents or any other agreement or instrument to be delivered to LCO in connection therewith, nor the consummation of the transactions contemplated thereby, by the Company, shall (i) conflict with or result in a breach of or constitute a violation or default under (A) any provision of the Articles of Incorporation or By-laws, each as amended to date, of the Company, or (B) the provision of any indenture, instrument or agreement to which the Company is a party or by which it or any of its properties is bound, or (C) any order, writ, judgment, award, injunction, decree, law, statute, rule or regulation, license or permit applicable to the Company; (ii) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owned by the Company to any third party, or (iii) require the approval of any third party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which the Company is subject or to which it or any of its properties, operations or management may be subject.

8.5. Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock par value $.001 per share. As of the Closing Date, 3,324,309 shares of Common Stock were issued and outstanding, and no shares were held in the Company's treasury. All of the outstanding shares of Common Stock are, when paid for and issued, duly authorized, validly issued, fully paid and non-assessable and free of any preemptive rights.

8.6. Financial Statements. The Company's annual report on Form 10-K for the fiscal year ended December 28, 2002 (the "10-K"), and its quarterly reports on Form 10-Q for the periods since that date (the "10-Qs"), all 8-K's filed by the Company since December 28, 2002 (the "8-Ks"), and the Company's 2003 Annual Proxy Statement, copies of which have
          been  filed  with  or  furnished  to  the   Securities   and  Exchange
          Commission, were when filed or furnished, accurate in all material respects and did not include any untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading. The financial statements included in the 10-K's and the 10-Q's (the "Financial Statements") present fairly the financial position of the Company at such dates and the results of its operations and cash flows for the periods then ended, in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered by such statements.

8.7. Litigation, Etc. Except as disclosed in the 10-K's, the 10-Q's, and the 8-K's, there are no (a) suits, actions or legal, administrative, arbitration or other proceedings or governmental investigations or other controversies pending, or to the knowledge of the Company threatened, or as to which the Company has received any notice, claim or assertion, or (b) obligations or liabilities (other than obligations and liabilities arising in the ordinary course of business), whether accrued, contingent or otherwise, which, in either case (a) or (b) involve a potential cost or liability to the Company which would singly or in the aggregate, materially or adversely affect the financial condition, results of operations, business or prospects of the Company. The Company is not in default with respect to any order, writ, injunction or decree of any court or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign affecting or relating to it which is material to the financial condition, results of operations or business of the Company.

8.8. Regulatory Compliance. To the best knowledge of the Company, it has operated and is currently operating in compliance in all material respects with all laws, rules, regulations, orders, decrees, licenses or permits applicable to it or to its business. The Company has not received any notice from the FDA or any other governmental agency or authority of any noncompliance by the Company with any law, rule, regulation, order, decree, license or permit applicable to it or its business or properties.

8.9. Articles of Incorporation and By-laws. The Company's 10-K Annual Report contains as Exhibits thereto copies of the Company's Articles of Incorporation and all amendments thereto, and the Company's By-laws and all amendments thereto, which copies are complete and correct. The Company is not in default under or in violation of any provisions of its Articles of Incorporation or By-laws.

8.10. Product Liability. Except as disclosed to LCO prior to Closing, the Company has not received any notice, claim or assertion regarding an actual or alleged liability of the Company with respect to any of its products.

8.11. OEM Relationships. Except as disclosed to LCO prior to Closing, the Company has not received any notice, claim or assertion from or with respect to any OEM party of the Company regarding any intention of such OEM party to either discontinue its relationship with the Company or develop or market products in competition with the Company.

8.12. Patents and Proprietary Rights. Except as disclosed to LCO prior to Closing, the Company has no reason to believe that any of its patents or proprietary rights infringes upon or otherwise violates the patents or proprietary rights of any other party. Except as disclosed to LCO prior to Closing, the Company has not received any notice, claim or assertion that its patents or proprietary rights or products or proposed products infringe upon or otherwise violate the patents or proprietary rights of any other party.

8.13. Unincorporated Documents or Materials. With respect to any document or other materials received by LCO from the Company or its representatives which are incorporated herein by reference, (i) the Company has no reason to believe any of such documents and materials or any projections contained therein contain errors or misstatements or do not adequately describe the transactions contemplated by this Agreement or the status of the development of the Company's technology and products, and (ii) such documents, materials and projections were prepared by the Company and its management in good faith.

8.14. Information. To the best knowledge of the Company, the information concerning the Company set forth in or incorporated by reference in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

8.15. Board Determination. The Board of Directors of the Company has made its own determination of the advisability of the Company's entering into this Agreement and has considered all financial and regulatory effects on the Company of the consummation of the transactions contemplated hereby as they deemed necessary or advisable. The Company has not relied on any representations or warranties of LCO in connection with such determination other than the representations and warranties of LCO contained herein.

9. Nondisclosure. Except as required by applicable securities laws, rules and regulations, prior to the Closing Date, no press release or other announcement concerning the transactions contemplated by this Agreement will be issued except by mutual consent of the parties. This Agreement and all negotiations and discussions between the parties in connection with this Agreement shall be strictly confidential and will not be disclosed in any manner prior to the Closing Date, except to employees and agents of the parties on a need-to-know basis, as required by applicable law or regulations or as otherwise agreed by the parties. After Closing, disclosure shall be at the sole discretion of the Company and in compliance with appropriate rules and regulations of applicable securities laws, provided that LCO shall have the opportunity to review such disclosure prior to publication.

10.      General Provisions.

10.1. Attorneys' Fees. In the event of a default in the performance of this Agreement or any document or instrument executed in connection with this Agreement, the defaulting party, in addition to all other obligations of performance hereunder, shall pay reasonable attorneys' fees and costs incurred by the non-defaulting party to enforce performance of this Agreement.

10.2. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, including choice of law rules.

10.3. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

10.4. Entire Agreement. The Transaction Documents collectively set forth the entire agreement between the parties as to the subject matter hereof, supersede any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter of this Agreement, and may not be amended except by an instrument in writing signed by all of the parties to this Agreement.

10.5. Expenses. The parties shall be responsible for and shall pay their own costs and expenses, including without limitation attorneys' fees and accountants' fees and expenses, in connection with the conduct of the due diligence inquiry, negotiation, execution and delivery of this Agreement and the instruments, documents and agreements executed in connection with this Agreement. The Company shall bear all expenses in connection with the listing of the Shares on Nasdaq. Notwithstanding the foregoing, the Company shall pay any stock transfer taxes payable in connection with the issue and sale of the Shares to LCO, and expenses which the Company is obligated to pay under the Registration Rights Agreement with respect to the Shares.

10.6. Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

10.7. Notices. All notices or other communications provided for under this Agreement shall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, to the parties at their respective addresses as indicated below or at such other address as the parties may designate in writing:

                           If to LCO:

                           LCO Investments Limited
                           Kensington Chambers
                           46-50 Kensington Place
                           St. Helier
                           Jersey, Channel Islands

                           With copies to:

                           Brian Delaney
                           Cap Advisers Limited
                           36 Fitzwilliam Place
                           Dublin 2, Ireland
                           (Tel. 011-353-1-661-4433)
                           (Fax 011-353-1-661-2456)

                           Craigh Leonard
                           Bingham McCutchen LLP
                           399 Park Avenue
                           New York, N.Y.  10022
                           (Tel. 212-705-7222)
                           (Fax. 212-702-3615)

(1) If to the Company:

                           BriteSmile, Inc.
                           John C. Dong, CFO
                           490 North Wiget Lane
                           Walnut Creek, CA 94598

                           With a copy to:

                           Jeffrey M. Jones, Esq.
                           Wayne D. Swan, Esq.
                           DURHAM, JONES & PINEGAR, P.C.
                           111 East Broadway, Suite 900
                           Salt Lake City, Utah 84111
                           Fax: (801) 415-3500

         All notices and communications shall be effective as follows: When mailed, upon three (3) business days after deposit in the mail (postage prepaid); when telecopied, upon confirmed transmission of the telecopied notice; when hand delivered, upon delivery; and when sent by overnight courier, the next business day after deposit of the notice with the overnight courier.

10.8. Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

10.9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors, but shall not be assignable by LCO without the prior written consent of the Company; provided that LCO may assign its rights hereunder and in the Registration Rights Agreement relating to the Shares to one or more affiliates of LCO or to one or more charitable foundations in circumstances where such assignees assume all obligations of LCO thereunder and any such assignment does not violate the Securities Act of 1933, and provided further that LCO may sell or assign any or all of the Shares in accordance with this Agreement and such Registration Rights Agreement.

10.10. Survival of Representations, Warranties and Covenants Closing. All warranties, representations, indemnities and agreements made in this Agreement by a party hereto shall survive the date of this Agreement, the Closing Date, the consummation of the transactions contemplated by this Agreement, and the issuance by the Company of the Shares.

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date set forth below.



LCO INVESTMENTS LIMITED


By: /s/ Brian Delaney
     ------------------------------------------------

Title: Authorized Officer
       --------------------------------------------

Date:  November  20, 2003



ACCEPTED AND AGREED:

BRITESMILE, INC.

By: /s/ John Dong
     ------------------------------------------------

Title: Chief Financial Officer
      -----------------------------------------------

Date:  November  20, 2003